UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

Opower, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36377	26-0542549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 North Courthouse Road, 8th Floor

Arlington, Virginia 22201

(Address of principal executive offices, including zip code)

(703) 778-4544

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2015, Opower, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2015.

Proposal 1. The election of the three nominees listed below to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Daniel Yates	38,549,653	154,498	9,207,649
Gene Riechers	38,544,549	159,602	9,207,649
Jon Sakoda	38,535,456	168,695	9,207,649

Proposal 2. The ratification of the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.

For	Against	Abstain
47,707,416	51,003	153,381

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015

OPOWER, INC.

By:	/s/ Thomas Kramer
Thomas Kramer
Chief Financial Officer